UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 18, 2011
REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Missouri (State or Other Jurisdiction of Incorporation)	1-11848 (Commission File Number)	43-1627032 (IRS Employer Identification Number)
1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (636) 736-7000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Compensatory Arrangements of Certain Officers.
On May 18, 2011, the shareholders of Reinsurance Group of America, Incorporated (“RGA” or the “Company”), upon recommendation of the Board of Directors, approved an amendment to the Company’s Flexible Stock Plan (the “Plan”), as amended and restated effective July 1, 1998. The amendment to the Plan increases the number of shares authorized for issuance by 2,500,000, for a total of 11,760,077 shares, and increases the maximum number of Stock Appreciation Rights (“SARs”) that may be granted to any participant in any one-year period to 200,000 SARs, to make it consistent with the current annual limit on stock option grants.
The amendment to the Plan will not affect any award previously made to the chief executive officer, the chief financial officer, nor any named executive officer of RGA under the Plan, nor under any other compensatory plan, contract or arrangement covering any such person.
The amendment to the Plan is described in greater detail in proposal four in RGA’s Proxy Statement for the 2011 Annual Meeting of Stockholders (“Proxy Statement”). The Proxy Statement, which also includes a summary description of the Plan, as proposed to be amended, was filed with the Securities and Exchange Commission on April 7, 2011. The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan (as amended), a copy of which is filed as Exhibit 99.1 hereto.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The annual meeting of shareholders (the “Annual Meeting”) of RGA was held on May 18, 2011. The count of shares present at the meeting, in person or proxy, was 65,937,908, or 89.3% of the outstanding voting shares of the Company. At the Annual Meeting, the Company’s shareholders were asked to vote on the five proposals described below, and the votes were cast as follows:
1.	Election of the following Directors for terms expiring in 2014:

			Broker
	For	Withheld	Non-Votes

John F. Danahy	62,768,463	642,685	2,526,760
Arnoud W.A. Boot	62,766,916	644,232	2,526,760
J. Cliff Eason	62,790,220	620,928	2,526,760
2.	Approval, on an advisory, non-binding basis, to hold an annual vote on executive compensation:

One-Year	Two-Year	Three-Year	Abstain

56,631,126	95,358	4,913,576	1,771,088

The Company has decided, consistent with the Board’s recommendation and the vote of shareholders, to hold the advisory vote on executive compensation on an annual basis until the 2017 Annual Meeting of Shareholders, which will be the next required vote on the frequency of the shareholder vote on the compensation of executives.
3.	Approval, on an annual, non-binding basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes

60,956,289	631,533	1,823,326	2,526,760
4.	Approval of the amendment to the Company’s Flexible Stock Plan:

For	Against	Abstain	Broker Non-Votes

48,104,486	13,322,159	1,984,503	2,526,760
5.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2011.

For	Against	Abstain

63,008,625	2,893,540	35,743
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits. The following documents are filed as exhibits to this report:
99.1	RGA Flexible Stock Plan as amended and restated effective July 1, 1998, and as further amended by Amendment on March 16, 2000, Second Amendment on May 28, 2003, Third Amendment on May 26, 2004, Fourth Amendment on May 23, 2007, Fifth Amendment on May 21, 2008, Sixth Amendment on May 8, 2011, and Seventh Amendment on May 18, 2011.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED
Date: May 20, 2011	By:	/s/ Jack Lay
Jack B. Lay
Senior Executive Vice President and Chief Financial Officer